Net Income (Loss) Per Share	12 Months Ended
Mar. 31, 2026
Earnings Per Share [Abstract]
NET INCOME (LOSS) PER SHARE

Note 17 – NET INCOME (LOSS) PER SHARE

The Company reports earnings per share in accordance with the provisions of the FASB’s related accounting standard. This standard requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic earnings per share excludes dilution, but includes vested restricted stocks and is computed by dividing income available to ordinary shareholders by the weighted average common shares outstanding during the period. Diluted earnings per share takes into account the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised and converted into ordinary shares.

The following is a reconciliation of the basic and diluted earnings per share computation:

	For the Years Ended March 31,
	2026	2025	2024
Net income (loss) attributable to controlling interest	$(1,250,422)	$10,194,467	$(4,234,228)
Weighted average shares used in basic computation	72,668	36,954	9,628
Diluted effect of stock options and warrants
Weighted average shares used in diluted computation	72,668	36,954	9,628
Income (loss) per share – Basic:
Net income (loss) before noncontrolling interest	$(17.21)	$275.87	$(439.78)
Add: Net income (loss) attributable to noncontrolling interest	$-	$-	$-
Net income (loss) attributable to controlling interest	$(17.21)	$275.87	$(439.78)
Income (loss) per share – Diluted:
Net income (loss) before noncontrolling interest	$(17.21)	$275.87	$(439.78)
Add: Net income (loss) attributable to noncontrolling interest	$-	$-	$-
Net income (loss) attributable to controlling interest	$(17.21)	$275.87	$(439.78)

For the year ended March 31, 2026, 6,640 shares underlying outstanding purchase warrants to several investors, were excluded from the calculation of diluted loss per share as the options were anti-dilutive.